UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2016

ARALEZ PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-37691	98-1283375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7100 West Credit Avenue, Suite 101, Mississauga, Ontario, Canada	L5N 0E4
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (905) 876-1118

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 6, 2016, Aralez Pharmaceuticals Inc., a company formed under the laws of the Province of British Columbia, Canada (the “Company”), and Aralez Pharmaceuticals Trading DAC, an Irish designated activity company and a wholly-owned, indirect subsidiary of the Company (“Buyer”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Schering-Plough (Ireland) Company, an Irish private unlimited company and an affiliate of Merck & Co., Inc. (“Seller”).  Pursuant to and subject to the terms and conditions of the Asset Purchase Agreement, on September 6, 2016, Buyer acquired from Seller the pharmaceutical product containing vorapaxar sulphate as the active pharmaceutical ingredient and distributed under the brand name ZONTIVITY® (the “Product”) in the United States and Canada and their respective territories (the “Territory”). The purchase price of the Product and related assets consists of (i) a payment of $25 million by Buyer to Seller, which was made on the closing date, (ii) certain milestone payments payable by Buyer subsequent to the closing upon the occurrence of certain milestone events based on the annual aggregate net sales of the Product, any combination product containing vorapaxar sulphate and one or more other active pharmaceutical ingredients or any line extension thereof, which in no event will exceed $80 million in the aggregate, and (iii) certain royalty payments based on the annual aggregate net sales of the Product, any combination product containing vorapaxar sulphate and one or more other active pharmaceutical ingredients or any line extension thereof (collectively, the “Aggregate Payments”).  Buyer has also agreed to bear the cost, if any, of all transfer taxes due in connection with the purchase of the purchased assets pursuant to the Asset Purchase Agreement.  The Company guaranteed the obligations of Buyer under the Asset Purchase Agreement and the Ancillary Agreements (as defined below), including the Aggregate Payments and any payments due to Seller under the Ancillary Agreements.

Pursuant to the Asset Purchase Agreement, Buyer assumed, among other things, liabilities arising out of or related to any Product that is manufactured or sold on or after the closing date, and Seller retained certain liabilities relating to pre-closing activities.

The Asset Purchase Agreement contains certain representations and warranties made by Seller with respect to Seller and the purchased assets. The Asset Purchase Agreement includes an indemnity from Seller for breaches of representations, warranties and covenants and in respect of the excluded liabilities and excluded assets.  Seller’s indemnity obligations for breaches of Seller’s representations and warranties are subject to specified limitations, including a deductible and cap.

Pursuant to the terms of the Asset Purchase Agreement and certain ancillary agreements entered into by Buyer and Seller (the “Ancillary Agreements”), Seller has agreed to supply Product to Buyer for a period of up to three years following the Closing. Seller will also provide certain transition services to Buyer following the closing to facilitate the transition of the supply, sale and distribution of the Product, including distributing the Product on behalf of Buyer in exchange for compensation specified in the transition services agreement. In addition, in connection with the foregoing transactions, Seller granted Buyer, among other things, (i) an exclusive and royalty-free license to certain trademarks solely to exploit the Product in the Territory, and (ii) an exclusive and royalty-free license to certain know-how solely in connection with the manufacture of the Product for exploitation in the Territory.

In connection with the Asset Purchase Agreement, the lenders party to the Second Amended and Restated Facility Agreement, dated as of December 7, 2015 (the “Credit Agreement”), by and among such lenders, the Company, POZEN Inc., a Delaware corporation (“Pozen”), Tribute Pharmaceuticals Canada Inc., a corporation incorporated under the laws of the Province of Ontario, Canada (“Tribute” and, collectively with the Company and Pozen, the “Credit Parties”) consented to Buyer entering into the Asset Purchase Agreement and consummation of the transactions contemplated thereby.  Pursuant to the terms of such consent, until December 31, 2016, subject to the satisfaction of certain conditions set forth in the Credit Agreement, the Credit Parties may borrow under the credit facility to finance the $25 million payment made by Buyer to Seller on the closing date.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to a copy of the Asset Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated by reference herein. The Company is seeking confidential treatment for certain portions of the Asset Purchase Agreement pursuant to a Confidential Treatment Request submitted to the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Item 2.01 Completion of Acquisition or Disposition of Assets

The disclosure set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by this reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by this reference.

Item 8.01 Other Events.

On September 7, 2016, the Company issued a press release announcing the entry into the Asset Purchase Agreement, as described above under Item 1.01 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The financial statements required by this Item are not being filed with this Current Report on Form 8-K. Such financial statements will be filed by an amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro-Forma Financial Information

The pro forma financial information required by this Item is not being filed with this Current Report on Form 8-K. Such pro forma financial information will be filed by an amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d) List of Exhibits

EXHIBIT NO.	DESCRIPTION

2.1*	Asset Purchase Agreement, dated September 6, 2016, by and between Aralez Pharmaceuticals Inc., Aralez Pharmaceuticals Trading DAC and Schering-Plough (Ireland) Company. †

99.1	Aralez Pharmaceuticals Inc. Press Release, dated September 7, 2016.

† Schedules omitted pursuant to item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon its request.

* Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request submitted to the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2016	ARALEZ PHARMACEUTICALS INC.

	By:	/s/ Eric L. Trachtenberg
Eric L. Trachtenberg
General Counsel, Chief Compliance Officer and Corporate Secretary

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

2.1*	Asset Purchase Agreement, dated September 6, 2016, by and between Aralez Pharmaceuticals Inc., Aralez Pharmaceuticals Trading DAC and Schering-Plough (Ireland) Company. †

99.1	Aralez Pharmaceuticals Inc. Press Release, dated September 7, 2016.

† Schedules omitted pursuant to item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon its request.

* Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request submitted to the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.